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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 12, 2005

                             PYR Energy Corporation
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             (Exact name of registrant as specified in its charter)

             Maryland                     001-15511               95-4580642
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  (State or other jurisdiction    (Commission File Number)      (IRS Employer
          of incorporation)                                  Identification No.)

                1675 Broadway, Suite 2450, Denver, Colorado 80202
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (303) 825-3748

                                       N/A
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          (Former name or former address, if changed since last report)

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Item 8.01.  Other Events.

        On January 12, 2005, PYR Energy Corporation (the "Company") issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 12, 2005                PYR ENERGY CORPORATION

                                       By: /s/ D. Scott Singdahlsen
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                                           D. Scott Singdahlsen,
                                           President and Chief Executive Officer

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                                  Exhibit Index

Exhibit
Number   Exhibit Title
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99.1     Press release dated January 12, 2005.